UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2009

MeadWestvaco Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South 5th Street, Richmond, Virginia 23219-0501

(Address of principal executive offices)

(804) 444-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 11, 2009, the Board of Directors of MeadWestvaco Corporation adopted an amendment to the Company’s Bylaws to reflect a change of address for the Company’s principal office, principal place of business and principal business office. Article VII of the Bylaws, Section 7.1 has been revised to read as follows:

SECTION 7.1. Offices. The Corporation’s principal office, principal place of business, and principal business office shall be at 501 South 5th Street, Richmond, Virginia 23219. In the State of Delaware the Corporation’s registered office shall be in the City of Wilmington, County of New Castle. The Corporation may also have other offices at such other places as the business of the Corporation may require.

The amended Bylaws reflecting the foregoing is filed as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Bylaws of MeadWestvaco Corporation, dated December 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADWESTVACO CORPORATION

	By:	/S/ JOHN J. CARRARA
Date: December 15, 2009		John J. Carrara
Assistant Secretary

Exhibit Index

Exhibit Number	Description

99.1	Bylaws of MeadWestvaco Corporation, dated December 2009.